Rule 497(e)

Registration Nos. 333-168727 and 811-22452

First Trust Series Fund

(the “Trust”)

First Trust/Confluence Small Cap Value Fund

(the “Fund”)

Supplement to the Fund’s Prospectus
and Statement of Additional Information

May 8, 2023

Notwithstanding anything to the contrary in the Fund’s prospectus or statement of additional information, effective as of the date set forth above, The Bank of New York Mellon, a New York banking corporation (“BNYM”), having its principal office and place of business at 240 Greenwich Street, New York, New York, 10286, shall replace Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts, 02110, and serve as administrator, fund accounting agent, transfer agent, and custodian for the Fund.

The Trust has appointed BNYM to serve as the Fund’s administrator, fund accounting agent and transfer agent pursuant to a fund administration and accounting agreement (the “FAA Agreement”) and a transfer agency and service agreement (the “TAA Agreement” and together with the FAA Agreement, the “Administrative Agency Agreements”). As administrator, BNYM shall provide various administrative services set forth in the FAA. As the fund accounting agent, BNYM shall provide various valuation and computation services set forth in the FAA.

The Trust has also appointed BNYM to serve as the Fund’s custodian pursuant to a custody agreement (the “Custodian Agreement”). Pursuant to the terms of the Custodian Agreement, BNYM shall be generally responsible for the safekeeping of the Fund’s assets and performing various other administrative duties set forth in the Custodian Agreement. As set forth in the Administrative Agency Agreements and Custodian Agreement, the Trust, on behalf of the Fund, has agreed to indemnify BNYM against, and hold it harmless from, certain losses, claims, liabilities and expenses arising out of BNYM’s performance of its obligations and duties under the Administrative Agency Agreements and Custodian Agreement, provided that such losses, claims, liabilities and expenses did not result from BNYM’s negligence, bad faith, willful misconduct, or reckless disregard in the performance of such obligations and duties.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE